UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 10, 2013
(Date of earliest event reported)	December 9, 2013

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2013, we announced that, upon completion of our transaction to separate our natural gas distribution business into a stand-alone, publicly traded company known as ONE Gas, Inc. (ONE Gas), John W. Gibson will step down as chief executive officer and will retire as an employee of ONEOK, Inc. (the Company) and of ONEOK Partners, L.P. (ONEOK Partners). At that time, Mr. Gibson will become non-executive chairman of the board of directors of each of the Company, ONEOK Partners and ONE Gas. In connection with this transaction, the Company and Mr. Gibson have entered into a letter agreement dated as of December 9, 2013 (the Letter Agreement). The Letter Agreement provides that, upon Mr. Gibson’s retirement as chief executive officer, the Company will provide him the following: (i) office space in the BOA Building in downtown Tulsa, Oklahoma, provided at no cost to Mr. Gibson for an initial term of 5 years, pursuant to a lease agreement between the Company and BOA Building, LLC, which lease may be renewed by Mr. Gibson for up to five one-year renewal periods; (ii) communications, data processing and information technology services and equipment in this office at no cost to Mr. Gibson; (iii) entitlement to all the contents of the office following the expiration of the office lease; and (iv) for so long as the Company has the right to purchase University of Tulsa basketball tickets, the option to purchase two such tickets from the Company at face value. The foregoing description of the Letter Agreement is qualified in its entirety by reference to such Letter Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01		Regulation FD Disclosure

On December 9, 2013, we and ONEOK Partners announced we will participate in the Wells Fargo Energy Symposium on Tuesday, December 10, 2013, and Wednesday, December 11, 2013, in New York City. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The conference will be webcast and will be accessible on the ONEOK and ONEOK Partners websites, www.oneok.com and www.oneokpartners.com. The presentation will be posted on the ONEOK and ONEOK Partners websites on December 10, at 8:00 a.m. Eastern Standard Time (7:00 a.m. Central Standard Time).

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

10.1		Letter Agreement between ONEOK, Inc. and John W. Gibson dated as of December 9, 2013.
99.1		News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated December 9, 2013.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	December 10, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1		Letter Agreement between ONEOK, Inc. and John W. Gibson dated as of December 9, 2013.
99.1	(d)	News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated December 9, 2013.

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